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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 17, 2003

                                   DYNEGY INC.
             (Exact Name of Registrant as Specified in its Charter)

          Illinois                       1-15659                 74-2928353
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)

                           1000 Louisiana, Suite 5800
                              Houston, Texas 77002
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (713) 507-6400

                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

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ITEM 5. OTHER EVENTS

         On April 17, 2003, Dynegy announced the election of three new directors to its board of directors. The press release announcing the election of these directors is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

a) Financial Statements of Business Acquired - Not Applicable.

b) Pro Forma Financial Information - Not Applicable.

c) Exhibits:

         99.1     Press Release of Dynegy Inc. dated April 17, 2003.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   DYNEGY INC.

                                   BY:   /s/ J. Kevin Blodgett
                                         ---------------------------------------
                                         J. Kevin Blodgett
                                         Assistant Secretary

Dated: April 18, 2003